DISCO Announces Third Quarter 2025 Financial Results

Total Revenue of $40.9 Million, A Year over Year Increase of 13%
AUSTIN, Texas - November 5, 2025 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its third quarter ended September 30, 2025.

"Our strategy to bring large clients and large matters to DISCO continued to gain traction in the third quarter with meaningful acceleration in both software and total revenue," said Eric Friedrichsen, CEO of DISCO. "The growing number of large matters on our platform and growing adoption of our advanced GenAI tools demonstrate a very healthy ecosystem as we look to exit 2025 in a strong position for future growth."

Third Quarter 2025 Financial Highlights:

•Software revenue was $35.2 million, up 17% compared to the third quarter of 2024.
•Total revenue was $40.9 million, up 13% compared to the third quarter of 2024.
•GAAP net loss was $13.7 million, compared to $9.2 million in the third quarter of 2024.
•Adjusted EBITDA was $(0.3) million, compared to $(4.5) million in the third quarter of 2024.

Recent Business Highlights:

•Mourant Partnership: DISCO announced it entered into a strategic eDiscovery and technology partnership with Mourant, a law-firm led professional services firm with over 60 years' experience in the financial services sector.
•Cecilia AI Platform Adoption: Since September 30, 2024, the number of customer databases leveraging DISCO’s Cecilia AI Platform has grown by over 300%.
•Auto Review: DISCO completed its first auto review project in the United Kingdom.

Fourth Quarter and Full Year 2025 Financial Outlook

As of November 5, 2025, DISCO is issuing the following outlook for the fourth quarter of 2025 and fiscal year 2025:

Fourth quarter of 2025:

•Software revenue in the range of $33.75 million - $34.75 million.
•Total revenue in the range of $38.75 million - $40.75 million.
•Adjusted EBITDA in the range of $(3.5) million - $(1.5) million.

Fiscal year 2025:

•Software revenue in the range of $132.6 million - $133.6 million.
•Total revenue in the range of $154.4 million - $156.4 million.
•Adjusted EBITDA in the range of $(11.5) million - $(9.5) million.

DISCO’s fourth quarter and fiscal year 2025 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

A reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price and expenses associated with the stockholder litigation. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, November 5, 2025, to discuss its third quarter financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the

United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Wednesday, November 26, 2025, a telephone replay will be available by dialing (800) 770-2030 from the United States, or +1 (609) 800-9909 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides comprehensive, innovative solutions for modern litigation. We create and service an intuitive, cloud-native platform at the forefront of litigation technology, backed by the partnership of expert professional services and support. Leveraging the latest in AI to help law firms and corporations achieve smarter outcomes faster, our scalable products and tools allow customers to simplify everyday tasks and tackle complex matters at every stage of litigation.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; expenses associated with stockholder litigation; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and DISCO’s strategies and business initiatives. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to grow our partner ecosystem and maintain existing strategic relationships with law firms, legal services providers and our other partners; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of general macroeconomic conditions, such as fluctuations in inflation and interest rates and the imposition of tariffs in the United States and abroad, on our or our customers’ businesses; (xvi) the impact of unfavorable conditions in the legal industry, including as a result of decreased levels of regulatory enforcement and the current or future shutdowns of the U.S. government, on the growth of our business and usage of our product offerings; and (xvii) the impact that global events, such as the Russia-Ukraine war and conflict in the Middle East, and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 6, 2025. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$28,804	$52,771
Short-term investments	84,682	76,356
Accounts receivable, net	24,233	23,117
Insurance recovery receivable related to legal loss contingency	9,240	—
Prepaid expenses and other current assets	6,103	4,692
Total current assets	153,062	156,936
Property and equipment, net	8,030	7,878
Operating lease right-of-use assets	6,700	8,388
Other intangible assets, net	251	400
Goodwill	5,898	5,898
Other assets	820	820
Total assets	$174,761	$180,320
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,464	$3,994
Accrued expenses	5,189	5,947
Accrued legal loss contingency	15,500	—
Accrued salary and benefits	7,955	9,127
Deferred revenue	4,272	4,296
Operating leases	2,569	2,288
Finance leases	43	42
Total current liabilities	38,992	25,694
Operating leases, non-current	4,908	6,855
Finance leases, non-current	83	116
Other liabilities	148	141
Total liabilities	44,131	32,806
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of September 30, 2025 and December 31, 2024; 62,493 and 60,329 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	313	302
Additional paid-in capital	463,607	444,601
Accumulated other comprehensive income	10	41
Accumulated deficit	(333,300)	(297,430)
Total stockholders’ equity	130,630	147,514
Total liabilities and stockholders’ equity	$174,761	$180,320

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$40,919	$36,266	$115,678	$107,842
Cost of revenue	10,008	9,740	29,194	27,880
Gross profit	30,911	26,526	86,484	79,962
Operating expenses:
Research and development	13,420	12,757	41,645	37,724
Sales and marketing	15,032	14,988	44,800	46,294
General and administrative	16,921	9,658	38,921	31,537
Total operating expenses	45,373	37,403	125,366	115,555
Loss from operations	(14,462)	(10,877)	(38,882)	(35,593)
Interest and other income, net	937	1,837	3,499	5,328
Loss from operations before income taxes	(13,525)	(9,040)	(35,383)	(30,265)
Income tax provision	(140)	(118)	(487)	(309)
Net loss attributable to common stockholders	$(13,665)	$(9,158)	$(35,870)	$(30,574)
Unrealized gain (loss) on investments	18	61	(31)	61
Comprehensive loss	$(13,647)	$(9,097)	$(35,901)	$(30,513)
Net loss per share attributable to common stockholders, basic and diluted	$(0.22)	$(0.15)	$(0.58)	$(0.51)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	62,094	59,675	61,320	60,236

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2025	2024
Cash flow from operating activities:
Net loss	$(35,870)	$(30,574)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	2,731	3,092
Stock-based compensation	18,447	16,878
Charge to allowance for credit losses	1,674	2,059
Gain on disposal of long-lived assets	—	(3)
Non-cash operating lease costs	1,688	1,284
Amortization of premium on short-term investments	(2,568)	(256)
Other	93	9
Changes in operating assets and liabilities:
Accounts receivable	(2,790)	946
Insurance recovery receivable related to legal loss contingency	(9,240)	—
Prepaid expenses and other current assets	(1,413)	(523)
Other long-term assets	—	14
Accounts payable	(633)	(1,432)
Accrued expenses and other	(1,488)	355
Accrued legal loss contingency	15,500	—
Deferred revenue	(24)	(1,243)
Operating lease liabilities	(1,666)	(1,323)
Other liabilities	(139)	(120)
Net cash used in operating activities	(15,698)	(10,837)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(2,546)	(2,223)
Purchases of short-term investments	(155,427)	(49,937)
Maturities of short-term investments	149,639	—
Proceeds from disposal of equipment	6	3
Net cash used in investing activities	(8,328)	(52,157)
Cash flow from financing activities:
Proceeds from exercise of stock options	36	30
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	421	601
Repurchase of common stock related to net share settlement	(70)	(100)
Repurchase of common stock related to share repurchase program	—	(20,052)
Cash paid for acquisitions	(296)	(457)
Principal payments on finance lease obligations	(32)	(30)
Net cash provided by (used in) financing activities	59	(20,008)
Net decrease in cash and cash equivalents:	(23,967)	(83,002)
Cash and cash equivalents at beginning of period	52,771	159,551
Cash and cash equivalents at end of period	$28,804	$76,549

CS DISCO, INC.

Condensed Consolidated Statements of Cash Flows (continued)
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2025	2024
Supplemental disclosure:
Cash paid for taxes	$1,057	$572
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$72	$66

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(13,665)	$(9,158)	$(35,870)	$(30,574)
Depreciation and amortization expense	902	989	2,731	3,092
Income tax provision	140	118	487	309
Interest and other, net	(937)	(1,837)	(3,499)	(5,328)
Stock-based compensation expense	6,090	5,147	18,447	16,878
Payroll tax expense on employee stock transactions	150	95	461	466
Expenses associated with stockholder litigation	7,023	143	9,169	726
Adjusted EBITDA	$(297)	$(4,503)	$(8,074)	$(14,431)
Adjusted EBITDA margin	(1)%	(12)%	(7)%	(13)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue	$10,008	$9,740	$29,194	$27,880
Non-GAAP adjustments:
Stock-based compensation expense	(561)	(456)	(1,622)	(1,273)
Non-GAAP cost of revenue	$9,447	$9,284	$27,572	$26,607
Non-GAAP gross profit	$31,472	$26,982	$88,106	$81,235
Non-GAAP gross margin	77%	74%	76%	75%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Research and development	$13,420	$12,757	$41,645	$37,724
Non-GAAP adjustments:
Stock-based compensation expense	(1,959)	(1,680)	(6,246)	(5,856)
Non-GAAP research and development	$11,461	$11,077	$35,399	$31,868
Non-GAAP research and development as a % of revenue	28%	31%	31%	30%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Sales and marketing	$15,032	$14,988	$44,800	$46,294
Non-GAAP adjustments:
Stock-based compensation expense	(1,420)	(1,213)	(4,242)	(3,464)
Non-GAAP sales and marketing	$13,612	$13,775	$40,558	$42,830
Non-GAAP sales and marketing as a % of revenue	33%	38%	35%	40%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
General and administrative	$16,921	$9,658	$38,921	$31,537
Non-GAAP adjustments:
Stock-based compensation expense	(2,150)	(1,798)	(6,337)	(6,285)
Expenses associated with stockholder litigation	(7,023)	(143)	(9,169)	(726)
Non-GAAP general and administrative	$7,748	$7,717	$23,415	$24,526
Non-GAAP general and administrative as a % of revenue	19%	21%	20%	23%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Loss from operations	$(14,462)	$(10,877)	$(38,882)	$(35,593)
Operating margin	(35)%	(30)%	(34)%	(33)%
Non-GAAP adjustments:
Stock-based compensation expense	6,090	5,147	18,447	16,878
Expenses associated with stockholder litigation	7,023	143	9,169	726
Non-GAAP loss from operations	$(1,349)	$(5,587)	$(11,266)	$(17,989)
Non-GAAP operating margin	(3)%	(15)%	(10)%	(17)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss attributable to common stockholders	$(13,665)	$(9,158)	$(35,870)	$(30,574)
Non-GAAP adjustments:
Stock-based compensation expense	6,090	5,147	18,447	16,878
Expenses associated with stockholder litigation	7,023	143	9,169	726
Non-GAAP net loss attributable to common stockholders	$(552)	$(3,868)	$(8,254)	$(12,970)
Non-GAAP net loss attributable to common stockholders per share, basic and diluted	$(0.01)	$(0.06)	$(0.13)	$(0.22)
Weighted average shares used to compute basic and diluted net loss per share	62,094	59,675	61,320	60,236
Non-GAAP net loss attributable to common stockholders as a % of revenue	(1)%	(11)%	(7)%	(12)%